UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

                             Investment Company Act file number                       811-22437

                          Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

                  2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
                                2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2010 - May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
May 31, 2011

Guggenheim Build America Bonds Managed Duration Trust

GBAB

GUGGENHEIM

www.guggenheimfunds.com/gbab

... your window to the LATEST,

most up-to-date information about the

Guggenheim Build America Bonds Managed Duration Trust

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Trust and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Dear Shareholder |

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance from its commencement of operations on October 28, 2010, through May 31, 2011.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust and is responsible for the management of the Trust. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Trust is a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”). BABs are taxable municipal securities issued by state and local governments, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

For the period from the inception date of October 28, 2010, through May 31, 2011, the Trust provided a total return based on market price of 0.80% and a total return based on NAV of 11.34%. As of May 31, 2011, the Trust’s market price of $19.54 per share represented a discount of 5.38% to its NAV of $20.65 per share. The market value of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

During the period from its inception through May 31, 2011, the Trust paid monthly dividends of $0.117 per share in each month from January through May. The most recent dividend represents an annualized distribution rate of 7.19% based on the Trust’s last closing market price of $19.54 as of May 31, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income

Annual Report l May 31, 2011 l 3

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Dear Shareholder continued

averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at www.guggenheimfunds.com/gbab.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Guggenheim Build America Bonds Managed Duration Trust

June 30, 2011

4 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Questions & Answers |

The Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the abbreviated annual fiscal period from the Trust’s commencement of operations on October 28, 2010, through May 31, 2011.

Please describe the Trust’s objective and strategy.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives.

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). Under normal market conditions:

•	The Trust will invest at least 80% of its Managed Assets in BABs.

•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Reinvestment and Recovery Act of 2009 (the “Act”), municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income producing securities.

•
At least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

•	The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin.

•	The Trust will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act.

In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Trust’s managers employ investment and trading strategies to seek to maintain the leverage adjusted duration of the Trust’s portfolio to generally less than 10 years. Such strategies include, among others, security selection and the use of financial products. Short duration assets, as of May 31, 2011, represent 15.8% of GBAB’s portfolio. Financial products may include U.S. Treasury swaps, total return swaps, and future contracts, among others. The Trust’s managers have not used any financial products to date but may in the future. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

Please provide an overview of the market for BABs during the period covered by this report.

BABs represented approximately 25% of the municipal bonds issued in 2010, and the success of the Build America Bond Program caused a substantial decline in the issuance of long-dated tax exempt bonds, causing prices to rise and yields to decline on tax-exempt bonds. As the end of December 2010 approached, there was much discussion about whether the BAB program would be extended beyond its scheduled expiration date of December 31, 2010, but the program was not extended by Congress.

There were two schools of thought about how the bonds would perform after the Build America Bond program ended. One could argue that BABs would become an orphan asset class, with prices in the secondary market suffering from illiquidity. Others would argue that there would be some scarcity value to the product and that they would, therefore, appreciate in value, a view shared by the Trust’s managers.

In fact, BABs performed very well between December 31, 2010, and May 31, 2011. After the program ended, strong demand pushed yields on BABs lower and prices higher. For the period covered by this report, from the October 28, 2010, inception date of the Trust through May 31, 2011, the Bank of America

Annual Report l May 31, 2011 l 5

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

Merrill Lynch Build America Bond Index, which measures return of BABs as an asset class, returned 5.80%.

How did the Trust perform during the period from its inception date through the end of its fiscal year?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. From the commencement of operations on October 28, 2010, through May 31, 2011, the Trust provided a total return based on market price of 0.80% and a total return based on NAV of 11.34%. The Trust’s NAV return was significantly higher than the return of the Bank of America Merrill Lynch Build America Bond Index.

As of May 31, 2011, the Trust’s market price of $19.54 per share represented a discount of 5.38% to its NAV of $20.65 per share. As of the Trust’s inception date, the market price of $20.00 per share represented a premium of 4.71% to its NAV of $19.10 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

During the period from its inception through May 31, 2011, the Trust paid monthly dividends of $0.117 per share in each month from January through May. The most recent dividend represents an annualized distribution rate of 7.19% based on the Trust’s last closing market price of $19.54 as of May 31, 2011.

How are the Trust’s assets invested, and what has that meant for performance?

As of May 31, 2011, approximately 85% of the Trust’s long-term investments are in BABs, with the remainder in asset-backed securities, bank loans, corporate bonds and other securities. Within the BABs category, approximately 70% are revenue bonds and 20% are general obligation bonds. No BABs have been sold since the inception of the portfolio. The portfolio is well diversified across industry groups and 22 states. The top 10 holdings in the portfolio together represent less than 24% of the Trust’s long-term investments, and the largest position represents less than 3%. The weighted average duration of the portfolio as of May 31, 2011, is slightly above 10 years. The weighted average yield of the securities in the portfolio is 7.39%.

The BABs held by the Trust and also the much smaller fixed income portion of the portfolio contributed to the strong performance. When the BABs program was not extended at the end of 2010, the scarcity of the bonds was evident immediately and the prices of the bonds purchased by the Trust between its inception date and the end of December rose. Also, a recent rally in the fixed income market as a whole has contributed to the performance of the other assets held by the Trust, most of which were purchased early in 2011 when BABs were scarce.

What is the Trust’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Trust expects that leverage will not exceed 33% of its managed assets.

As of May 31, 2011, the Trust’s leverage is approximately 23% of managed assets. GPAM currently employs leverage through three reverse repurchase agreements with three different counterparties; under these agreements, securities are loaned in return for cash which can be used for additional investments. GPAM is also exploring a long-term credit facility that would supplement these reverse repurchase agreements.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

What is the current outlook for the economy and securities markets, and how is the Trust positioned for this outlook?

GPAM believes that the U.S. economy will continue to recover, albeit at a relatively modest pace. Real economic growth in the neighborhood of 3% for 2011 will be driven in part by a tax benefit that allows corporate capital expenditures to be treated as expenses; this may cause growth that would have occurred in 2012 to be pushed into 2011. As the Federal Reserve continues to fight the dual problems of unemployment and a weak housing market, interest rates are likely to remain very low. Credit and other problems, especially in Europe, mean that world economic growth will be modest.

Despite this challenging environment, GPAM believes that BABs will continue to attract investors because of their value relative to other taxable fixed-income investments. In particular, there is value on a risk-adjusted basis for investors such as GPAM with the ability to select securities based on thorough independent credit analysis.

6 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objective.

Build America Bonds Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010, currently do not qualify as BABs, it is impossible to predict market conditions for such bonds, meaning that BABs may experience less liquidity than other types of municipal securities. Because the ability to issue BABs was not extended beyond December 31, 2010, the number of BABs available in the market is limited and there can be no assurance that BABs will continue to be actively traded. Reduced liquidity may negatively affect the value of the BABs. Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value.

Expiration of BAB Program. Bonds issued after December 31, 2010, do not qualify as BABs. The Obama administration and Congress are considering a variety of proposals to reinstate the BAB Program or establish other similar programs. No assurance can be given as to whether these proposals or other changes in the BABs Program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

If there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the

Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the common shares in the offering on any future termination date. Investors who purchase common shares may receive more or less than their original investment upon any termination of the Trust.

General Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the Sub-Adviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment-grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions. Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code (the “Bankruptcy Code”). Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors. Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court

Annual Report l May 31, 2011 l 7

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Duration Management Risk. In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest-rate swaps, in order to manage the duration of the Trust’s portfolio to reduce the interest-rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest-rate risk. Certain aspects of the duration management strategy may not be implemented until after the full investment of the proceeds of the offering. Until the duration management strategy is fully implemented, the Trust may be more subject to interest-rate risk. There can be no assurance that the sub-adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objective.

Financial Leverage Risk. The Trust initially expects to employ Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used. The Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust. In addition, the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objectives

Below Investment-Grade Securities Risk. Under normal market conditions, the Trust may invest up to 20% of its managed assets in securities that at the time of investment are

8 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

below investment-grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment-grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk. Investing in asset-backed securities (“ABS”) entails various risks, including credit risks, liquidity risks, interest-rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Liquidity Risk. The Trust may invest up to 15% of its managed assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Volatility Risk. The use of Financial Leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its managed assets in below investment-grade securities (i.e. “junk bonds”), which may be less liquid and therefore more volatile than investment-grade municipal securities. As a result, the net asset value and market price of the common shares

Annual Report l May 31, 2011 l 9

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment-grade securities.

Government Intervention in the Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Strategic Transactions Risk. The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“strategic transactions”), for hedging and risk management purposes and to enhance total return. The use of strategic transactions to enhance total return may be particularly speculative. Strategic transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use strategic transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Trust are designed primarily for long-term investors; investors in common shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation” in the Trust’s prospectus.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

The Trust’s common share price will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Trust’s then-current net asset value. The Trust cannot predict whether its common shares will trade at, above or below net asset value.

In addition to the risks described above, the Trust is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Trust’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheimfunds.com/gbab for a more detailed discussion about Trust risks and considerations.

10 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Trust Summary | As of May 31, 2011 (unaudited)

Trust Statistics
Share Price	$19.54
Common Share Net Asset Value	$20.65
Premium/Discount to NAV	-5.38%
Net Assets Applicable to Common Shares ($000)	$359,444

Total Returns
(Inception 10/28/10)	Market	NAV
Since Inception - Cumulative	0.80%	11.34%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds
California	18.9%
Illinois	12.1%
Washington	8.7%
New Jersey	5.8%
New York	5.6%
Michigan	5.5%
Texas	5.5%
Ohio	5.0%
Indiana	5.0%
Florida	4.1%
Pennsylvania	3.5%
West Virginia	3.1%
Colorado	2.8%
Alabama	2.7%
Nevada	2.6%
Vermont	2.6%
Mississippi	1.8%
South Carolina	1.3%
Georgia	1.3%
South Dakota	0.9%
Minnesota	0.9%
Louisiana	0.3%
Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	106.2%
Asset Backed Securities	7.7%
Corporate Bonds	6.7%
Term Loans	2.9%
Preferred Stock	1.5%
Collateralized Mortgage Obligations	0.6%
Total Long-Term Investments	125.6%
Short-Term Investments	2.0%
Total Investments	127.6%
Other Assets in excess of Liabilities	1.6%
Reverse Repurchase Agreements	-29.2%
Total Net Assets	100.0%

Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AAA/Aaa.

Annual Report l May 31, 2011 l 11

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Portfolio of Investments | May 31, 2011

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 125.6%
	Municipal Bonds – 106.2%
	Alabama – 2.9%
$ 3,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America
	Bonds (Assured GTY) (c)(f)	AA+	7.10%	09/01/2035	09/01/20 @ 100	$ 3,177,930
5,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America
	Bonds (Assured GTY) (c)(f)	AA+	7.20%	09/01/2038	09/01/20 @ 100	5,306,000
2,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America
	Bonds (Assured GTY) (c)(f)	AA+	7.25%	09/01/2040	09/01/20 @ 100	2,113,540
						10,597,470
	California – 20.3%
500,000	Alhambra Unified School District, Elementary Schools Improvement District, Los Angeles County,
	California, Election of 2008 General Obligation Bonds, Federally Taxable, Series B-1	A+	6.70%	02/01/2026	N/A	542,445
10,000,000	California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds(c)	A-	7.70%	11/01/2030	11/01/20 @ 100	11,031,600
1,000,000	Coalinga-Huron Joint Unified School District, Direct Pay Qualified School Construction Bonds
	(Fresno, Monterey and San Benito Counties, California), 2010 Election Series B	A+	5.43%	08/01/2025	N/A	922,590
3,000,000	Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds, Culver City
	Redevelopment Project, 2011 Series B	A	8.00%	11/01/2020	N/A	3,046,800
340,000	Cypress Elementary School District (Orange County, California), General Obligation Bonds,
	Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(f)	A+	6.05%	08/01/2021	N/A	353,760
660,000	Cypress Elementary School District (Orange County, California), General Obligation Bonds,
	Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(f)	A+	6.65%	08/01/2025	N/A	693,502
7,500,000	Long Beach Unified School District, California, Qualified School Construction Bonds, Federally
	Taxable, Election of 2008 General Obligation Bonds Series B-1	AA-	5.91%	08/01/2025	N/A	7,877,625
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build America Bonds(c)	AA-	7.00%	07/01/2041	07/01/21 @ 100	10,543,900
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build America Bonds(c)	AA	7.00%	07/01/2041	07/01/20 @ 100	10,406,600
5,000,000	Metropolitan Water District, Southern California, Water Revenue Bonds, 2010 Authorization,
	Taxable Build America Bonds, Series A(c)	AAA	6.95%	07/01/2040	07/01/20 @ 100	5,457,750
1,025,000	Monrovia Unified School District, Los Angeles County, California, Election of 2006 General
	Obligation Bonds, Build America Bonds, Federally Taxable, Series C-1 (c)(f)	A+	7.25%	08/01/2028	N/A	1,077,603
1,000,000	Placentia -Yorba Linda Unified School District (Orange County, California), General Obligation
	Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008, Series E	AA-	5.40%	02/01/2026	N/A	964,560
5,000,000	Riverside Community College District, Riverside County, California, Election of 2004 General
	Obligation Bonds, Taxable Build America Bonds, Series 2010 D-1 (c)(f)	AA	7.02%	08/01/2040	08/01/20 @ 100	5,085,850
2,245,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build
	America Bonds(c)	Aa2	6.80%	08/01/2030	N/A	2,528,925
7,755,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build
	America Bonds (c)(f)	Aa2	7.10%	08/01/2040	N/A	8,954,543
3,330,000	Sonoma Valley Unified School District, General Obligation, Federally Taxable Build America Bonds	AA-	7.12%	08/01/2028	08/01/20 @ 100	3,449,181
						72,937,234
	Colorado – 3.1%
7,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Build America
	Bonds, Series 2010E(c)	AA-	7.02%	03/15/2031	03/15/21 @ 100	8,142,450
2,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified
	School Construction, Series 2010-D	AA-	6.82%	03/15/2028	N/A	2,822,575
						10,965,025
	Florida – 4.4%
10,000,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue, Taxable Build America Bonds, Series B	AA	6.91%	07/01/2039	07/01/19 @ 100	10,591,400
5,000,000	Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment Revenue Build
	America Bonds, Series 2010B(c )(f)	A	7.78%	09/01/2040	09/01/20 @ 100	5,306,650
						15,898,050

See notes to financial statements.

12 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Georgia – 1.4%
$ 5,000,000	Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County Public Schools
	Project (AGM)	AA+	5.21%	12/01/2022	N/A	$ 4,910,200
	Illinois – 13.0%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds, Dedicated Revenues,
	Taxable Build America Bonds, Series 2010D	AA-	6.52%	12/01/2040	N/A	5,200,150
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build
	America Bonds, Series 2010B (c )(f)	A+	6.90%	01/01/2040	N/A	5,671,863
2,990,000	Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds, Series 2010B(f)	AA-	6.74%	11/01/2040	N/A	3,313,847
5,000,000	Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5 (c)	A+	7.35%	07/01/2035	N/A	5,491,550
7,140,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds, Prairie State
	Project Build America Bonds (c)	A2	7.62%	01/01/2030	N/A	7,930,255
2,860,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds, Prairie State
	Project Build America Bonds (c)	A2	7.82%	01/01/2040	N/A	3,240,294
4,500,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build America Program,
	Taxable, Series 2010 (c)	Aa3	7.95%	04/01/2035	04/01/20 @ 100	5,023,215
5,000,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build America Program,
	Taxable, Series 2010 (c)	Aa3	8.15%	04/01/2041	04/01/20 @ 100	5,605,150
3,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue
	Bonds, Flood Prevention District Council Project, Recovery Zone Economic Development
	Bonds, Series 2010C(f)	AA	7.23%	10/15/2035	04/15/20 @ 100	3,099,630
2,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue
	Bonds, Flood Prevention District Project, Build America Bonds, Series 2010-B(f)	AA	7.03%	04/15/2032	04/15/20 @ 100	2,032,020
						46,607,974
	Indiana – 5.4%
8,690,000	Evansville-Vanderburgh Independent School Building Corporation, Unlimited Taxable Ad Valorem
	Property Tax First Mortgage Bonds, Series 2010E	AA+	6.50%	01/15/2030	07/15/20 @ 100	8,957,652
10,000,000	Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable Unlimited
	Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds, Series 2010 (c)	AA+	6.50%	07/15/2030	01/15/21 @ 100	10,462,100
						19,419,752
	Louisiana – 0.3%
1,055,000	Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue Bonds,
	North Oaks Health System Project, Build America Bonds, Series 2009A (Assured GTY) (c )(f)	AA+	7.20%	02/01/2042	02/01/20 @ 100	1,081,786
	Michigan – 4.7%
415,000	Comstock Park Public Schools, Kent County, Michigan, 2011 School Building and Site Bonds
	General Obligation – Unlimited Tax, Federally Taxable – Qualified School Construction Bonds –
	Direct Payment, Series A	AA-	6.30%	05/01/2026	05/01/21 @ 100	429,716
690,000	Detroit, Michigan, School District, Build America Bonds (c )(f)	AA-	7.75%	05/01/2039	N/A	752,817
5,000,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General
	Obligation Bonds, Taxable Build America Bonds, Series, Series 2010B (c )(f)	AA-	6.85%	05/01/2040	05/01/20 @ 100	5,143,950
1,640,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General
	Obligation Bonds, Taxable Qualified School Construction Bonds, Series 2010A (f)	AA-	6.65%	05/01/2029	N/A	1,687,790
3,000,000	Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable
	Qualified School Construction Bonds, 2011 School Building and Site Bonds, Series B	AA-	6.05%	05/01/2026	05/01/21 @ 100	3,100,740
1,000,000	Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds (f)	AA-	6.75%	05/01/2026	05/01/20 @ 100	1,038,230
2,500,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and Site Bonds,
	General Obligation, Unlimited Tax Bonds, Taxable Qualified School Construction Bonds, Series A (f)	AA-	6.10%	05/01/2026	05/01/20 @ 100	2,562,950
2,000,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and Site Bonds,
	General Obligation, Unlimited Tax Bonds, Taxable Qualified School Construction Bonds, Series A	AA-	6.50%	05/01/2029	05/01/20 @ 100	2,052,240
						16,768,433

See notes to financial statements.

Annual Report l May 31, 2011 l 13

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Minnesota – 0.9%
$ 1,660,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds, Build America Bonds	AA	7.25%	02/01/2035	02/01/21 @ 100	$ 1,728,292
1,540,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds, Build America Bonds	AA	7.50%	02/01/2040	02/01/21 @ 100	1,598,228
						3,326,520
	Mississippi – 2.0%
5,000,000	Medical Center Educational Building Corporation, Taxable Build America Bonds, University of
	Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2010A (c)(f)	AA-	6.84%	06/01/2035	06/01/20 @ 100	5,154,700
1,000,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue Bonds,
	Forrest County General Hospital Project, Series 2010(c)	A2	7.27%	01/01/2032	01/01/20 @ 100	1,016,510
905,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue Bonds,
	Forrest County General Hospital Project, Series 2010(c)	A2	7.39%	01/01/2040	01/01/20 @ 100	909,697
						7,080,907
	Nevada – 2.8%
1,425,000	Clark County, Nevada, Airport Revenue Bonds, Build America Bonds, Series B(c)	AA-	6.88%	07/01/2042	07/01/19 @ 100	1,474,362
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds, Taxable
	Build America Bonds, Series 2009A(c)	AA+	7.10%	06/01/2039	06/01/19 @ 100	1,250,724
1,500,000	Nevada System of Higher Education University, Revenue Bonds, Build America Bonds	AA-	7.60%	07/01/2030	07/01/20 @ 100	1,691,400
5,050,000	Nevada System of Higher Education University, Revenue Bonds, Build America Bonds	AA-	7.90%	07/01/2040	07/01/20 @ 100	5,720,034
						10,136,520
	New Jersey – 6.2%
8,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue Bonds,
	Cooper Medical School of Rowan University Project, Series 2010A(f)	A+	7.75%	07/01/2034	07/01/20 @ 100	8,431,840
2,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue Bonds,
	Cooper Medical School of Rowan University Project, Series 2010A(f)	A+	7.85%	07/01/2035	07/01/20 @ 100	2,112,980
10,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally Taxable Issuer Subsidy,
	Build America Bonds, Series 2010A(c)	A+	7.10%	01/01/2041	N/A	11,821,100
						22,365,920
	New York – 6.0%
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable
	Build America Bonds, Series 2010E(c)	A	7.13%	11/15/2030	11/15/20 @ 100	5,380,550
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable
	Build America Bonds, Series 2010B-1(f)	A	6.55%	11/15/2031	N/A	5,561,700
10,000,000	Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds,
	Series 2010(c)	BBB	8.57%	11/01/2040	N/A	10,743,100
						21,685,350
	Ohio – 5.4%
5,000,000	American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean
	Renewable Energy Bonds, Series 2010C(f)	A	7.33%	02/15/2028	N/A	5,808,700
1,950,000	Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System, Build America
	Bonds, Taxable, Series 2009B (c )(f)	A-	8.22%	02/15/2040	N/A	2,119,982
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build
	America Bonds, Series 2010A (c)	AA	6.90%	12/01/2034	12/01/20 @ 100	2,556,850
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build
	America Bonds, Series 2010A (c)	AA	7.15%	12/01/2039	12/01/20 @ 100	2,545,725
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build
	America Bonds, Series 2010A (c)	AA	7.30%	12/01/2043	12/01/20 @ 100	2,545,400
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified
	School Construction Bonds, Series 2010B	AA	6.65%	12/01/2029	12/01/20 @ 100	2,568,300
1,230,000	Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds (f)	AA	7.00%	12/01/2028	12/01/20 @ 100	1,285,116
						19,430,073

See notes to financial statements.

14 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Pennsylvania – 3.8%
$ 4,865,000	Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds, Series B of 2010(c)	A+	7.14%	12/15/2035	06/15/20 @ 100	$ 5,107,472
7,500,000	Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, Series D	A	6.85%	09/01/2029	N/A	8,416,350
						13,523,822
	South Carolina – 1.4%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery Zone Economic
	Development Bonds, Series 2010B (f)	A-	7.33%	07/01/2040	N/A	4,959,300
	South Dakota – 1.0%
3,490,000	Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone Economic Development
	Bonds, Series 2010C (f)	A2	7.50%	12/15/2040	12/15/19 @ 100	3,585,800
	Texas – 5.9%
10,000,000	Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds,
	Taxable Build America Bonds, Series 2009B (f)	A+	7.09%	01/01/2042	N/A	10,712,900
10,000,000	El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable Build
	America Bonds, Series 2010B	AA	6.70%	08/15/2036	08/15/20 @ 100	10,399,400
						21,112,300
	Vermont – 2.7%
2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series 2010B (c)	A+	6.10%	07/01/2025	07/01/20 @ 100	2,201,052
7,500,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series 2010B (c )(f)	A+	7.21%	07/01/2040	07/01/20 @ 100	7,677,750
						9,878,802
	Washington – 9.3%
5,000,000	Anacortes, Washington, Utility System Improvement Revenue Bonds, Build America Bonds,
	Series 2010B (c )(f)	AA-	6.48%	12/01/2030	12/01/20 @ 100	5,130,050
2,000,000	Auburn, Washington, Utility System Revenue Bonds, Taxable Build America Bonds, Series 2010B (c )(f)	AA	6.40%	12/01/2030	12/01/20 @ 100	2,158,340
5,000,000	Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds,
	Series B (c )(f)	A1	6.50%	05/01/2030	N/A	5,087,600
5,000,000	Public Hospital District No. 1, King County, Washington, Valley Medical Center, Hospital Facilities
	Revenue Bonds, Series 2010B (c)(f)	BBB+	8.00%	06/15/2040	06/15/20 @ 100	5,216,650
5,000,000	Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable
	Build America Bonds, Series 2010B	A+	6.79%	07/01/2040	N/A	5,402,100
3,325,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable Build
	America Bonds, Series 2010B (c)(f)	A+	7.10%	04/01/2032	N/A	3,502,156
6,675,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable Build
	America Bonds, Series 2010B (c)(f)	A+	7.40%	04/01/2041	N/A	7,026,439
						33,523,335
	West Virginia – 3.3%
10,000,000	State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable
	Build America Bonds 2010, Series B	A+	7.65%	04/01/2040	N/A	11,800,800
	Total Municipal Bonds – 106.2%
	(Cost $357,459,856)					381,595,373
	Corporate Bonds – 6.7%
	Airlines – 0.6%
206,704	Atlas Air 99-1 Class A-2 Pass Through Trust, Series 991A	NR	6.88%	07/02/2011	N/A	198,436
1,873,409	UAL Pass-Through Trust Series 2000-1, Series 001B (f)	B	8.03%	07/01/2012	N/A	1,901,510
						2,099,946
	Building Materials – 0.6%
2,000,000	Cemex SAB de CV (Mexico)(a)	B	9.00%	01/11/2018	01/11/15 @ 105	2,085,000
	Commercial Services – 0.3%
1,140,000	NCO Group, Inc.	CCC-	11.88%	11/15/2014	11/15/11 @ 103	991,800
	Computers – 0.2%
700,000	Igate Corp.(a)	B+	9.00%	05/01/2016	05/01/14 @ 105	719,250

See notes to financial statements.

Annual Report l May 31, 2011 l 15

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Distribution & Wholesale – 0.1%
$ 550,000	Baker & Taylor, Inc. (a)	CCC+	11.50%	07/01/2013	07/01/12 @ 100	$ 459,250
	Diversified Financial Services – 0.1%
500,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project (a)	AA-	5.61%	09/15/2051	N/A	447,980
	Engineering & Construction – 0.2%
1,000,000	Alion Science and Technology Corp.	CCC	10.25%	02/01/2015	02/01/12 @ 103	825,000
	Entertainment – 0.9%
1,600,000	Diamond Resorts Corp. (a)	B-	12.00%	08/15/2018	08/15/14 @ 106	1,724,000
1,325,000	Lions Gate Entertainment, Inc. (a)	B-	10.25%	11/01/2016	11/01/13 @ 105	1,363,094
						3,087,094
	Food – 0.6%
2,000,000	Bumble Bee Acquisition Corp. (a)	B	9.00%	12/15/2017	12/15/14 @ 105	2,055,000
	Health Care Services – 0.2%
325,000	Oncure Holdings, Inc.	B	11.75%	05/15/2017	05/15/14 @ 106	338,812
400,000	Symbion, Inc. (g)	CCC	11.00%	08/23/2015	08/23/12 @ 103	379,000
						717,812
	Internet – 1.2%
4,250,000	GXS Worldwide, Inc. (f)	B	9.75%	06/15/2015	06/15/12 @ 105	4,324,375
	Mining – 0.1%
400,000	Midwest Vanadium Pty Ltd. (Australia)(a)	B-	11.50%	02/15/2018	02/15/15 @ 106	410,000
	Packaging & Containers – 0.6%
1,950,000	Pregis Corp.	CCC	12.38%	10/15/13	10/15/11 @ 100	1,935,375
300,000	Pretium Packaging LLC/Pretium Finance, Inc. (a)	B	11.50%	4/1/16	04/1/14 @ 106	307,875
						2,243,250
	Real Estate Investment Trusts – 0.2%
750,000	Wells Operating Partnership II LP (a)	BBB-	5.88%	04/01/2018	N/A	777,544
	Retail – 0.3%
950,000	Liz Claiborne, Inc. (a)	B-	10.50%	04/15/2019	04/15/14 @ 105	973,750
	Trucking & Leasing – 0.5%
1,904,000	AWAS Aviation Capital Ltd. (Ireland) (a)	BBB-	7.00%	10/15/2016	10/18/13 @ 104	1,975,400
	Total Corporate Bonds – 6.7%
	(Cost $23,744,881)					24,192,451
	Asset Backed Securities –7.7%
	Automotive – 0.0%
92,309	Bush Truck Leasing LLC, 2011-AA, Class C(a)	NR	5.00%	09/25/2018	N/A	92,071
	Collateralized Debt Obligation – 2.6%
805,253	Putnam Structured Product, Series 2002-1A, Class A2(a) (b)	BB+	0.88%	01/10/2038	N/A	646,215
9,374,305	Putnam Structured Product, Series 2003-1A, Class A1LB(a) (b)	BB-	0.65%	10/15/2038	N/A	8,152,364
500,000	TIAA Real Estate Ltd., Series 2002-1A, Class III(a) (d)	BBB+	7.60%	05/22/2037	N/A	503,590
						9,302,169
	Collateralized Loan Obligation – 2.4%
500,000	Alm Loan Funding, Series 2010-3A, Class C(a) (b)	BBB	4.26%	11/20/2020	N/A	506,075
1,000,000	CapitalSource Commercial Loan Trust, 2006-2A, Class D (a) (b)	B+	1.72%	09/20/2022	N/A	874,640
2,000,000	Churchill Financial Cayman Ltd, 2007-1A, Class C.(a) (b) (f)	A+	1.54%	07/10/2019	N/A	1,624,720
1,000,000	Churchill Financial Cayman Ltd., 2007-1A, Class D2(a)	BBB+	8.37%	07/10/2019	N/A	1,002,490
300,000	Cratos CLO Ltd., 2007-1A, Class C(a) (b)	AA-	1.36%	05/19/2021	N/A	234,000
500,000	DFR Middle Market CLO Ltd., 2007-1A, Class C (a) (b)	A	2.57%	07/20/2019	N/A	451,755

See notes to financial statements.

16 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligation (continued)
$ 550,000	Eastland CLO Ltd., 2007-1A, Class A2B(a) (b)	A+	0.60%	05/1/2022	N/A	$ 428,115
1,992,806	Newstar Trust, Series 2005-1A, Class C(a) (b)	B+	1.12%	07/25/2018	N/A	1,703,849
514,262	Sargas CLO II Ltd., 2006-1A, Class E (b)	B+	4.27%	10/20/18	N/A	491,685
1,500,000	Standard Chartered PLC (United Kingdom)(b)	NR	0.29%	1/9/13	N/A	1,351,875
						8,669,204
	Timeshare – 0.2%
850,000	Silverleaf Finance LLC, 2011-A, Class A (a)	NR	9.00%	06/15/2023		796,167
	Transportation – 1.6%
5,363,221	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(b) (f)	CCC	0.75%	03/15/2019	N/A	3,606,766
2,031,005	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland) (a)	Ba3	5.56%	02/10/2021	N/A	1,909,145
						5,515,911
	Whole Business – 0.9%
1,300,000	Adams Outdoor Advertising, LP, Series 2010-1, Class B(a)	Ba2	8.84%	12/20/2040	N/A	1,394,953
1,700,000	Adams Outdoor Advertising, LP, Series 2010-1, Class C(a)	B3	10.76%	12/20/2040	N/A	1,829,691
						3,224,644
	Total Asset Backed Securities –7.7%
	(Cost $27,216,101)					27,600,166
	Collateralized Mortgage Obligations – 0.6%
2,000,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class H(a) (b)
	(Cost $1,786,240)	BBB-	3.58%	03/6/2020	N/A	1,981,441
	Term Loans – 2.9%(e)
	Lodging – 0.5%
2,000,000	MGM Mirage, Inc.	CCC+	7.00%	02/21/2014	N/A	1,994,090
	Oil Field Services – 0.9%
2,992,500	Southern Pacific Resources 2nd Lien (Canada)	CCC	10.75%	12/22/2016	N/A	3,082,275
	Other Industrials – 0.4%
978,018	NCO Group, Inc.	CCC+	7.82%	05/15/2013	N/A	975,098
500,000	Sirva Worldwide, Inc.	B	10.75%	03/17/2017	N/A	488,125
						1,463,223
	Restaurants – 0.2%
643,991	Center Cut Hospitality TL	B-	9.25%	07/6/2014	N/A	640,234
	Retail – 0.1%
350,000	Targus Group International, Inc.	B	9.75%	05/25/2016	N/A	344,750
	Technology – 0.8%
1,975,000	Flexera Software, Inc.	BB-	7.50%	01/20/2017	N/A	1,988,578
1,000,000	Infor Global Solutions 2nd Lien	NR	6.44%	03/2/2014	N/A	905,000
						2,893,578
	Total Term Loans – 2.9%
	(Cost $10,177,079)					10,418,150
Number
of Shares	Description					Value
	Preferred Stock – 1.5%
	Transportation – 1.5%
200,000	Seaspan Corp., Series C (Marshall Islands) (f)
	(Cost $5,000,000)	NR	9.50%	–	N/A	5,524,000
	Total Long-Term Investments – 125.6%
	(Cost $425,384,157)					451,311,581

See notes to financial statements.

Annual Report l May 31, 2011 l 17

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Short-Term Investments – 2.0%
	Municipal Bonds – 1.2%
	Michigan – 1.2%
$ 2,000,000	Michigan Finance Authority, State Aid Revenue Notes, School District of the City of Detroit,
	Series 2011A-1 (f)	SP-1	6.45%	02/20/2012	N/A	$ 2,029,840
2,400,000	Michigan Finance Authority, State Aid Revenue Notes, School District of the City of Detroit,
	Series 2011A-2 (f)	SP-1	6.65%	03/20/2012	N/A	2,439,864
	(Cost $4,400,000)					4,469,704
Number
of Shares	Description					Value
	Money Market – 0.8%
2,897,006	Federated Prime Obligations Fund
	(Cost $2,897,006)					2,897,006
	Total Short-Term Investments – 2.0%
	(Cost $7,297,006)					7,366,710
	Total Investments – 127.6%
	(Cost $432,681,163)					458,678,291
	Other Assets in excess of Liabilities – 1.6%					5,671,905
	Reverse Repurchase Agreements – (29.2%)					(104,906,408)
	Net Assets – 100.0%					$ 359,443,788

AGM – Insured by Assured Guaranty Municipal Corporation Assured
GTY – Insured by Assured Guaranty Corporation
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Available
PLC – Public Limited Company
SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Trust or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011 these securities amounted to $37,429,423, which represents 10.4% of net assets applicable to common shares.

(b)	Floating or variable rate coupon. The rate shown is as of May 31, 2011.
(c)	Taxable municipal bond issued as part of the Build America Bond program.
(d)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at he end of the reporting period.
(e)
Term loans held by the Trust have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Trust may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(f)
All or a portion of these securities have been physically segregated in connection with unfunded loan commitments and reverse repurchase agreements. As of May 31, 2011, the total amount segregated was $154,448,229.

(g)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares or pay 50% of the interest in cash and 50% of the interest by issuing payment-in-kind shares.

See notes to financial statements.

18 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Statement of Assets and Liabilities | May 31, 2011

Assets
Investments in securities, at value (cost $432,681,163)	$458,678,291
Interest receivable	9,421,689
Receivable for securities sold	1,982,500
Other assets	17,557
Total assets	470,100,037
Liabilities
Reverse repurchase agreements	104,906,408
Payable for securities purchased	5,269,968
Advisory fee payable	232,357
Interest due on borrowings	57,234
Administrative fee payable	9,019
Accrued expenses and other liabilities	181,263
Total liabilities	110,656,249
Net Assets	$359,443,788
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 17,409,470 shares issued and outstanding	$174,095
Additional paid-in capital	331,604,613
Accumulated undistributed net investment income	1,441,139
Accumulated net realized gain on investments	226,813
Accumulated net unrealized appreciation on investments	25,997,128
Net Assets	$359,443,788
Net Asset Value
(based on 17,409,470 common shares outstanding)	$20.65

See notes to financial statements.

Annual Report l May 31, 2011 l 19

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Statement of Operations | For the period October 28, 2010* through May 31, 2011

Investment Income
Interest	$13,832,904
Dividends	121,380
Total income		$13,954,284
Expenses
Advisory fee	1,367,114
Interest expense	272,556
Professional fees	151,920
Trust accounting	58,005
Administrative fee	54,406
Trustees’ fees and expenses	53,589
Custodian fee	43,384
Printing expenses	40,498
NYSE listing fee	26,491
Insurance expense	11,037
Transfer agent fee	10,457
Miscellaneous	49,105
Total expenses		2,138,562
Net investment income		11,815,722
Realized and Unrealized Gain on Investments
Net realized loss on:
Investments		(9,230)
Net change in unrealized appreciation on:
Investments		25,997,128
Net realized and unrealized gain on investments		25,987,898
Net Increase in Net Assets Resulting from Operations		$37,803,620
* Commencement of investment operations

See notes to financial statements.

20 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Statement of Changes in Net Assets |
For the Period
October 28, 2010*
through
May 31, 2011
Increase in Net Assets from Operations
Net investment income	$11,815,722
Net realized loss on investments	(9,230)
Net change in unrealized appreciation on investments	25,997,128
Net increase in net assets resulting from operations	37,803,620
Distributions to Common Shareholders
From net investment income	(10,184,540)
Capital Share Transactions
Net proceeds from the issuance of common shares	332,420,793
Common share offering costs charged to paid-in capital	(696,169)
Net increase from capital share transactions	331,724,624
Total increase in net assets	359,343,704
Net Assets
Beginning of period	100,084
End of period (including undistributed net investment income of $1,441,139)	$359,443,788
* Commencement of investment operations.

See notes to financial statements.

Annual Report l May 31, 2011 l 21

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Statement of Cash Flows | For the period October 28, 2010* through May 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$37,803,620
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized appreciation on investments	(25,997,128)
Net realized loss on investments	9,230
Paydowns received	(236,043)
Net accretion of bond discount and amortization of bond premium	280,868
Purchase of long-term investments	(435,503,699)
Proceeds from sale of long-term investments	10,065,487
Net purchases of short-term investments	(7,297,006)
Increase in interest receivable	(9,421,689)
Increase in receivable for securities sold	(1,982,500)
Increase in other assets	(17,557)
Increase in payable for securities purchased	5,269,968
Increase in advisory fee payable	232,357
Increase in interest due on borrowings	57,234
Increase in administration fee payable	9,019
Increase in accrued expenses and other liabilities	181,263
Net Cash Used by Operating and Investing Activities	(426,546,576)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	332,420,793
Distributions to common shareholders	(10,184,540)
Increase in reverse repurchase agreements	104,906,408
Offering expenses in connection with the issuance of common shares	(696,169)
Net Cash Provided by Financing Activities	426,446,492
Net decrease in cash	(100,084)
Cash at Beginning of Period	100,084
Cash at End of Period	$0
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$215,322
* Commencement of investment operations.

See notes to financial statements.

22 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Financial Highlights |
	For the Period
	October 28, 2010*
Per share operating performance	through
for a common share outstanding throughout the period	May 31, 2011
Net asset value, beginning of period	$19.10	(a)
Income from investment operations
Net investment income (b)	0.68
Net unrealized gain on investments	1.50
Total from investment operations	2.18
Common shares’ offering expenses charged to paid-in capital	(0.04)
Distributions to Common Shareholders
From net investment income	(0.59)
Net asset value, end of period	$20.65
Market value, end of period	$19.54
Total investment return (c)
Net asset value	11.34%
Market value	0.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$359,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	0.91	%(d)
Total expenses, including interest expense	1.05	%(d)
Net investment income, including interest expense	6.00	%(d)
Portfolio turnover rate (e)	3%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$104,906
Asset Coverage per $1,000 of indebtedness (f)	$4,426

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding during the period.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l May 31, 2011 l 23

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Notes to Financial Statements | May 31, 2011

Note 1 – Organization:

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The Trust values debt securities (including municipal securities, asset-backed securities, collateralized mortgage obligations and term loans) at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Trust adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Trust adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Trust values Level 1 securities using readily available market quotations in active markets. The Trust values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Trust values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Trust did not have any Level 3 securities during the period ended May 31, 2011.

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2011.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2011.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$–	$386,065	$–	$386,065
Asset Backed Securities	–	27,600	–	27,600
Collateralized Mortgage Obligations	–	1,981	–	1,981
Corporate Bonds	–	24,193	–	24,193
Term Loans	–	10,418	–	10,418
Money Market Fund	2,897	–	–	2,897
Preferred Stock	5,524	–	–	5,524
Total	$8,421	$450,257	$–	$458,678

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Operations. The Trust accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of May 31, 2011, there were no swaps outstanding.

24 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Notes to Financial Statements continued

(d) When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(e) Distributions

The Trust declares and pays monthly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Trust’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Trust’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

(g) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) among the Trust and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnished offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and GPAM, GPAM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPAM. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Trust. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the period ended May 31, 2011, the Trust recognized expenses of $54,406 for these services.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Trust’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

Note 4 – Federal Income Taxes:

The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Trust intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At May 31, 2011, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax difference relating to paydown and excise tax being paid. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated
Additional	Undistributed Net	Accumulated
Paid-in	Investment	Net Realized
Capital	Income/(Loss)	Gain/(Loss)
$(46,000)	$(190,043)	$236,043

Annual Report l May 31, 2011 l 25

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Notes to Financial Statements continued

Information on the components of net assets on a tax basis as of May 31, 2011, is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$432,681,163	$26,474,947	$(477,819)	$25,997,128

Undistributed	Accumulated
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$1,441,139	$226,813
For the period ended May 31, 2011, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from	2011
Ordinary Income	$10,184,540

For the open tax year and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the period ended May 31, 2011, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $435,503,699 and $10,065,487, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Trust sold 5,240 shares of beneficial interest to Guggenheim Funds Distributors, Inc. an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,409,470 issued and outstanding. Of this amount, the Trust issued 17,000,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement.

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares. On December 14, 2010, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriter’s expense reimbursement), 404,230 common shares of the Trust pursuant to the over-allotment option.

Offering costs, estimated at $696,169 or $0.04 per share, in connection with the issuance of common shares have been borne by the Trust and were charged to paid-in capital. The Adviser and GPAM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 7 – Leverage:

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended May 31, 2011, the average daily balance for which reverse repurchase agreements were outstanding amounted to $50,606,055. The weighted average interest rate was 0.90%. As of May 31, 2011, there was $104,906,408 in reverse repurchase agreements outstanding. As of May 31, 2011, the total amount segregated in connection with reverse repurchase agreements was $132,997,154.

At May 31, 2011, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
BNP Paribas	0.80% - 0.83%	04/06/12	$ 47,828,460
Banc of America Securities LLC	0.90%	06/10/11 - 08/08/11	20,655,905
Royal Bank of Canada	0.84%-0.86%	06/03/11- 06/27/11	36,422,043
			$104,906,408

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of May 31, 2011. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2011, the total amount segregated in connection with unfunded commitments was $21,451,075.

At May 31, 2011, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
	Expiration	Principal	Appreciation/
Borrower	Date	Amount	(Depreciation)
Endo Pharmaceuticals	10/10/2011	$1,000,000	$ –
Level 3 Communications LLC	04/21/2012	600,000	–
Rural/Metro	09/28/2011	600,000	–
Solera	08/15/2011	1,500,000	–
		$3,700,000	$ –

Note 9 – Indemnifications:

In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 10 – Subsequent Event:

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On June 1, 2011, the Trust declared a monthly dividend of $0.117 per common share. The dividend was payable on June 30, 2011, to shareholders of record on June 15, 2011.

On July 1, 2011, the Trust declared a monthly dividend of $0.117 per common share. The dividend was payable on July 29, 2011, to shareholders of record on July 15, 2011.

26 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Guggenheim Build America Bonds Managed Duration Trust

We have audited the accompanying statement of assets and liabilities of Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments as of May 31, 2011, and the related statements of operations, cash flows, statement of changes in net assets and the financial highlights for the period October 28, 2010 (commencement of investment operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Build America Bonds Managed Duration Trust at May 31, 2011, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period October 28, 2010 (commencement of investment operations) through May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 27, 2011

Annual Report l May 31, 2011 l 27

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Supplemental Information | (unaudited)

Federal Income Tax Information
Qualified dividend income of as much as $121,380 was received by the Trust through May 31, 2011. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For nonresident alien shareholders, the Trust designates $11,335,999 of the current fiscal year distribution as interest-related dividends as allowed under Internal Revenue Code section 871(k)(1).

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**	Principal Occupations during	Number of Portfolios
of Birth and Position(s)	and Length of	the Past Five Years and	in the Trust Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President	54	None.
Year of Birth: 1951		and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development (1987-1990) of
PepsiCo, Inc. (1987-1997).
Roman Friedrich III	Since 2010	Senior Managing Director of McNicoll, Lewis & Vlak, an	48	Director, Axiom Gold and Silver
Year of birth: 1946		investment bank and institutional broker-dealer specializing in		Corp. (2011-present), Windstorm
Trustee		capital intensive industries such as energy, metals and mining		Resources, Inc. (2011-present),
		(2010-present). Founder and President of Roman Friedrich &		Zincore Metals, Inc. (2009-present).
Company, Ltd. a mining and metals investment bank
(1998-present).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner,	48	Director of Peabody Energy
Year of Birth: 1942		Financial and Economic Consulting, St. Louis office of Arthur		Company (2003-present), GP
Trustee		Andersen, LLP.		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2010	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in	56	None.
Year of birth: 1953		corporate law, estate planning and business transactions
Trustee		(2000-present). Formerly, Executive Vice President, General
Counsel and Corporate Secretary of Van Kampen Investments
(1982-1999).
Ronald E. Toupin, Jr.	Since 2010	Portfolio Consultant (2010-present). Formerly, Vice President,	53	Trustee, Bennett Group of Funds
Year of birth: 1958		Manager and Portfolio Manager of Nuveen Asset Management		(2011-present).
Trustee		(1998-1999), Vice President of Nuveen Investment Advisory
Corp. (1992-1999), Vice President and Manager of Nuveen Unit
Investment Trusts (1991-1999), and Assistant Vice President
and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Company, Inc. (1982-1999).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2012.
-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2013.
-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2014.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

28 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Supplemental Information (unaudited) continued

Executive Officers

The executive officers of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of Birth: 1959		Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive
Chief Executive Officer		Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate
Chief Legal Officer		Secretary of NYSE Euronext, Inc. (2000-2007).
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly,
Chief Accounting Officer,		Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment
Chief Financial Officer		Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Treasurer
Bruce Saxon	Since 2010	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (2006 to present). Chief
Year of birth: 1957		Compliance Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer		Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Mark E. Mathiasen	Since 2010	Vice President; Assistant General Counsel of Claymore Group Inc. (2007-present). Secretary of certain funds in the
Year of birth: 1978		Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l May 31, 2011 l 29

GBAB l Guggenheim Build America Bonds Managed Duration Trust l

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

30 l Annual Report l May 31, 2011

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Trust Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
	Chief Financial Officer,	Investment Sub-Adviser
Ronald A. Nyberg	Chief Accounting Officer	Guggenheim Partners Asset
	and Treasurer	Management, LLC
Ronald E. Toupin, Jr.,		Santa Monica, California
Chairman	Bruce Saxon
Chief Compliance Officer
Accounting Agent, Custodian
	Mark E. Mathiasen	and Transfer Agent
	Secretary	The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Trust’s Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at www.guggenheimfunds.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at www.guggenheimfunds.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report l May 31, 2011 l 31

GBAB l Guggenheim Build America Bonds Managed Duration Trust

About the Trust Manager |

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/11)

CEF-GBAB-AR-0511

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as an accountant and accounting consultant, which included review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $34,000 for the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), was $0 for the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice was $5,000 for the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 for the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.      Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.      Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $5,000 for the registrant’s initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Asset Management, LLC (“GPAM”).  GPAM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPAM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPAM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPAM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPAM’s strategic and tactical policy directives.

The following individuals at GPAM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2011:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2007	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.

James E. Pass – Managing Director, Municipals	2010	Guggenheim Partners Asset Management, LLC.: Managing Director, Municipals – 2009–Present. Previously, Mr. Pass was a Managing Director at RBC Capital Markets – 2000-2009.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPAM portfolio managers as of May 31, 2011:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$476,000,000	0	$0

Other pooled investment vehicles	4	$1,956,000,000	3	$1,902,000,000
Other accounts	43	$50,958,000,000	1	$292,000,000

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$379,000,000	0	$0
Other pooled investment vehicles	2	$1,903,000,000	2	$1,903,000,000
Other accounts	33	$48,328,000,000	1	$292,000,000

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0

Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPAM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPAM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPAM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPAM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPAM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPAM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPAM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPAM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPAM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPAM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPAM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPAM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPAM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPAM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPAM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPAM investments.  All GPAM employees are also eligible to participate in a 401(k) plan to which GPAM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPAM portfolio manager as of May 31, 2011:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $10,001-$50,000 $10,001-$50,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

 (a)(3)      Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 (c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:             /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          August 8, 2011

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:          August 8, 2011

By:             /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          August 8, 2011